UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 29, 2008

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway Chesterfield, Missouri 63017 (Address of principal executive offices)
Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 2, 2008, members of management of Reinsurance Group of America, Incorporated will begin a series of presentations to investors. A related written presentation is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

As previously reported in a Current Report on Form 8-K filed on June 5, 2008, Reinsurance Group of America, Incorporated (“RGA”) and MetLife, Inc. (“MetLife”) have entered into a Recapitalization and Distribution Agreement dated as of June 1, 2008 (the “Agreement”), which contemplates a possible recapitalization of RGA common stock and a possible split-off by MetLife of substantially all of its shares of RGA common stock. A detailed description of the Agreement and proposed recapitalization and split-off is contained in RGA’s proxy statement/prospectus dated August 4, 2008 relating to the recapitalization (the “proxy statement/prospectus”) and its prospectus dated August 11, 2008 relating to the exchange offer (the “exchange offer prospectus”).

It is a condition to MetLife’s obligation to complete the split-off that, if the recapitalization and split-off will not be completed by November 11, 2008, it and/or RGA will receive a supplemental IRS private letter ruling providing that MetLife either may exchange the 3,000,000 shares of RGA common stock acquired by MetLife and its subsidiaries in the fourth quarter of 2003 (the “recently acquired stock”) for RGA class B common stock and distribute such shares in the divestiture or retain the recently acquired stock as RGA class A common stock. It is a condition to RGA’s obligation to complete the recapitalization that, if the recapitalization and split-off will not be completed by November 11, 2008, it and/or MetLife will receive a supplemental IRS private letter ruling providing that MetLife can continue to retain the recently acquired stock as RGA class A common stock. If MetLife receives a supplemental IRS private letter ruling providing that it may exchange the recently acquired stock for RGA class B common stock and distribute such stock in the divestiture (but not that it may retain the recently acquired stock), RGA can decide whether or not to waive the condition set forth in the immediately preceding sentence.

The Internal Revenue Service has issued a supplemental private letter ruling (the “supplemental ruling”) to MetLife providing that it may retain the recently acquired stock as class A common stock, if the recapitalization and split-off are not completed by November 11, 2008. Thus, the foregoing condition to MetLife and RGA’s obligations to complete the recapitalization and the split-off after November 11, 2008 has been satisfied.

Additional Information and Where to Find It

In connection with MetLife’s proposed divestiture of its stake in RGA, on August 11, 2008, RGA filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (No. 333-152828), as amended, which includes the exchange offer prospectus. On August 14, 2008, MetLife filed with the SEC a statement on Schedule TO. In addition, RGA has filed with the SEC a registration statement on Form S-4 (File No. 333-151390), as amended, which includes the proxy statement/prospectus dated August 4, 2008 related to the recapitalization. Investors and holders of RGA and MetLife securities are strongly encouraged to read the registration statements and any other relevant documents filed with the SEC, including the exchange offer prospectus dated August 11, 2008 and related exchange offer materials, the tender offer statement on Schedule TO, and the proxy statement/prospectus dated August 4, 2008 relating to the recapitalization, as well as any amendments and supplements to those documents, because they contain important information about RGA, MetLife, and the proposed transactions. The exchange offer prospectus and related exchange offer materials have been mailed to stockholders of MetLife. The proxy statement/prospectus relating to the recapitalization and related transactions has been mailed to shareholders of RGA. Investors and security holders can obtain free copies of the registration statements, the exchange offer prospectus and related exchange offer materials and the tender offer statement on Schedule TO, and the proxy statement/prospectus relating to the recapitalization, as well as other filed documents containing information about MetLife and RGA, without charge, at the SEC’s web site (www.sec.gov). Free copies of RGA’s filings also may be obtained by directing a request to RGA, Investor Relations, by phone to (636) 736-7243, in writing to Mr. John Hayden, Vice President-Investor Relations, Reinsurance Group of America, Incorporated, 1370 Timberlake Manor Parkway, Chesterfield, Missouri, 63017, or by email to investrelations@rgare.com. Free copies of MetLife’s filings may be obtained by directing a request to MetLife, Investor Relations, by phone to (212) 578-2211, in writing to MetLife, Inc., 1 MetLife Plaza, Long Island City, NY 11101, or by email to metir@metlife.com. Neither RGA, MetLife nor any of their respective directors or executive officers or the dealer managers with respect to the exchange offer makes any recommendation as to whether you should participate in the exchange offer.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Such an offer may be made solely by a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. The distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.

Participants in the Solicitation

RGA, MetLife and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from RGA’s shareholders with respect to the proposed recapitalization. Information regarding the directors and executive officers of RGA is included in its definitive proxy statement for its 2008 Annual Meeting of Shareholders filed with the SEC on April 9, 2008. Information regarding the directors and officers of MetLife is included in the definitive proxy statement for MetLife’s 2008 Annual Meeting of Shareholders filed with the SEC on March 18, 2008. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the proxy statement/prospectus dated August 4, 2008 and the prospectus dated August 11, 2008 relating to the exchange offer, each as may be amended from time to time, and other materials to be filed with the SEC in connection with the proposed transactions.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following documents are filed as exhibits to this report:

99.1	Written Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reinsurance Group Of America, Incorporated

By:	/s/ Jack B. Lay
Jack B. Lay Senior Executive Vice President and Chief Financial Officer

Date:  August 29, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Written Presentation Materials

5